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                                                                     RULE 497(e)
                                                                       333-39804
                                                                       333-62811
                                                                       333-69386

                       SUPPLEMENT DATED AUGUST 23, 2005 TO

                          PROSPECTUS DATED MAY 1, 2005

                                       FOR

                        ENHANCED CREDIT VARIABLE ANNUITY,
                         PENNANT SELECT AND PENN FREEDOM

                                    ISSUED BY

                     THE PENN MUTUAL LIFE INSURANCE COMPANY

                               AND FUNDED THROUGH

                    PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

                     THE PENN MUTUAL LIFE INSURANCE COMPANY

                             PHILADELPHIA, PA 19172

                                  800-523-0650

             THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION
                            BEYOND THAT CONTAINED IN
          THE PROSPECTUSES AND SHOULD BE READ IN CONJUNCTION WITH THE
                                 PROSPECTUSES.

                                IMPORTANT NOTICE



1. The following language should be inserted following the paragraph captioned "403(B) WITHDRAWALS" in the section captioned "MAY I WITHDRAW ANY OF MY MONEY?"

         OPTIONAL GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDER. You may purchase a guaranteed minimum accumulation benefit rider as part of your Contract at the time the Contract is issued or any contract anniversary after your Contract is issued as long as we receive written notice of your intention to do so. The date of such purchase, however, must be at least ten years prior to the Annuity Date specified in the contract. Written notice must be received by The Penn Mutual Life Insurance Company, Customer Service Group, Philadelphia, PA 19172, at least 30 calendar days prior to your contract anniversary date.


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         A guaranteed minimum accumulation benefit ensures the availability of a minimum Contract Value at the end of the benefit period. It may provide protection in the event of lower Contract Values that may result from the investment performance of the Contract. The Company also reserves the right to make the availability of the guaranteed minimum accumulation benefit contingent upon the investment of the entire Contract Value, according to an asset allocation program established by the Company for the full benefit period.

         The guaranteed minimum accumulation benefit will be equal to the Contract Value at the start of the benefit period, plus the amount of any subsequent purchase payments (and any purchase payment enhancements) received during the first contract year of the benefit period, reduced by a proportional amount for any partial withdrawals of the Contract Value during the benefit period. The reductions in the guaranteed minimum accumulation benefit will occur as of the date of each applicable partial withdrawal. If the guaranteed minimum accumulation benefit exceeds the Contract Value at the end of the benefit period, the Company will increase the Contract Value so that it equals the guaranteed minimum accumulation benefit. At the end of the benefit period, the Contract Owner can elect to renew the guaranteed minimum accumulation benefit for a new benefit period.

         The Contract Owner may elect to increase the guaranteed minimum accumulation benefit through the use of the step-up benefit as of the step-up benefit date. The step-up benefit date is any contract anniversary starting with the 5th anniversary of the effective date of the rider. The step-up benefit is the increase of the guaranteed minimum accumulation benefit to an amount equal to 100% of the Contract Value as of the step-up benefit date. Written notice must be received by The Penn Mutual Life Insurance Company, Customer Service Group, Philadelphia, PA 19172, 30 days prior to the contract anniversary. An additional step-up benefit cannot be elected until after the 5th anniversary of the most recent step-up benefit date.

         The rider charge for this benefit, to be assessed annually, will be a percentage of the monthly Contract Value that is allocated to the variable sub-accounts. The current effective annual charge for this agreement is .50% and may not be increased beyond the maximum of 1.00%. If a step-up benefit is elected, the monthly charge may be increased, but not above the then current charge applicable to the class of Contract Owners then electing such benefit.

         The guaranteed minimum accumulation benefit will terminate under the following conditions:

         a) at the end of the benefit period if the guaranteed minimum accumulation benefit is not renewed;

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         b)       on the contract anniversary immediately following receipt by the Company of a written request by the Contract Owner to discontinue the agreement;

         c)       full surrender of the Contract;

         d) date of the first death of a Contract Owner or the date of death of the last surviving Annuitant; or

         e)       annuitization.








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